UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2006

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	005-62335	54-2053718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Waterside Drive, Suite 200, Norfolk, VA 23510

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 25, 2006 the Board of Directors approved an amendment to the Hampton Roads Bankshares and Bank of Hampton Roads (the “Company”) Executive Savings Plan. A grantor trust, commonly known as a Rabbi Trust, was established under the plan for the purpose of holding the assets of the plan in a separate account for the benefit of each individual participant. The amendment provided each participant who is also an existing shareholder and current employee of the Company a one-time election under the plan to invest the participant’s account balance in the Company’s Rights Offering pursuant to the terms of the Prospectus dated June 29, 2006. These participants include the executive officers of the Company. Each participant who makes an election under this amendment shall be fully vested in his account balance as of July 25, 2006. The participant shall, thereafter, have the right to vote such shares, reinvest any dividends paid on such shares in Company stock, and direct the plan trustee to sell such shares and reinvest the proceeds in other permitted investments.

This information is being furnished pursuant to Item 1.01 “Entry into a Material Definitive Agreement” of Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On July 25, 2006 the Board of Directors approved an amendment to the Bylaws of Hampton Roads Bankshares, Inc. The amendment is attached hereto as Exhibit 99.1.

This information is being furnished pursuant to Item 5.02 “Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year” of Form 8-K.

Item 8.01. Other Events

On July 25, 2006 the Board of Directors approved an amendment to the Hampton Roads Bankshares, Inc. Audit Committee Charter. The charter is attached hereto as Exhibit 99.2.

On July 25, 2006 the Board of Directors approved the Hampton Roads Bankshares, Inc. Compensation Committee Charter. The charter is attached hereto as Exhibit 99.3.

On July 25, 2006 the Board of Directors approved an amendment to the Hampton Roads Bankshares, Inc. Nominating Committee Charter. The charter is attached hereto as Exhibit 99.4.

This information is being furnished pursuant to Item 8.01 “Other Events” of Form 8-K.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Title
99.1	Amendment to the Bylaws of Hampton Roads Bankshares, Inc.

99.2	Hampton Roads Bankshares, Inc. Audit Committee Charter

99.3	Hampton Roads Bankshares, Inc. Compensation Committee Charter

99.4	Hampton Roads Bankshares, Inc. Nominating Committee Charter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date July 26, 2006	By:	/s/ Jack W. Gibson
Jack W. Gibson
President and Chief Executive Officer

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